                                                                   EXHIBIT 10.51

                              AMENDED AND RESTATED
                                    GUARANTY


         THIS GUARANTY, is made this ______ day of June, by the undersigned, whose address is 6200 Elmridge, Sterling Heights, Michigan 48310 (individually, a "Guarantor" and collectively, the "Guarantors") , to and with Standard Federal Bank, a federal savings bank ("Standard Federal")

RECITALS:

         A. McClain Group Leasing, Inc., a Michigan corporation ("Borrower"), may from time to time request loans, advances or other financial accommodations from Standard Federal and Standard Federal may, in its discretion, honor such requests in whole or part and thereby Borrower may from time to time be indebted to Standard Federal; and

         B. Standard Federal is unwilling to make loans, advances or extend other financial accommodations to or otherwise do business with Borrower unless the Guarantors unconditionally guaranty payment of all present and future indebtedness and obligations of Borrower to Standard Federal; and

         C. Each of the Guarantors will directly benefit from Standard Federal's making of loans advances or extending other financial accommodations to or otherwise doing business with Borrower.

         NOW, THEREFORE, in order to induce Standard Federal to make loans, advances or extend other financial accommodations to and otherwise do business with Borrower and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Guarantors hereby covenant and agree with Standard Federal as follows:

SECTION 1. GUARANTY

1.1 The Guarantors hereby irrevocably and unconditionally guaranty to Standard Federal and its successors and assigns: (a) the full and prompt payment and performance when due of the Indebtedness, as hereinafter defined; and (b) the payment, compliance with and performance of all other obligations, covenants, representations and warranties of every kind, nature and description in accordance with all instruments and documents executed by the Borrower in favor of Standard Federal, whether now owing or existing or heretofore or hereafter created or arising, regardless of whether such obligations, covenants, representations or warranties are held to be unenforceable, void or of no effect against the Borrower and including without limitation, those under any loan agreement and/or promissory note executed and delivered by Borrower to Standard Federal, and any extensions, modifications or renewals thereof. The term "Indebtedness" shall mean all principal, interest, attorneys' fees, commitment fees, liabilities for costs and expenses and all other indebtedness, obligations and liabilities under and in accordance with the terms of all instruments and documents executed by Borrower in favor of Standard Federal, whether direct or indirect, absolute or contingent and whether now owing or existing or heretofore or hereafter created or arising, and regardless of whether such indebtedness, obligations or liabilities are held to be unenforceable, void or of no effect against the Borrower,


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and all costs, expenses and fees, including reasonable attorneys' fees, arising in connection with the collection or enforcement of any or all amounts, indebtedness, obligations and liabilities of Borrower to Standard Federal, as described above, regardless of whether the Borrower is held to be liable for such amounts. Each Guarantor acknowledges and agrees that any indebtedness of the Borrower to Standard Federal as evidenced by any promissory note may be extended or renewed upon maturity at the sole discretion of Standard Federal and that the Indebtedness as defined herein, the payment of which is hereby guaranteed, shall include, without limitation, all indebtedness and other obligations as extended or renewed and as may be evidenced by any renewal promissory note.

1.2 This is an irrevocable, unconditional and absolute guaranty of payment, and not of collection, and the undersigned agrees that its liability on this guaranty shall be immediate and Standard Federal may have immediate recourse against the undersigned for full and immediate payment of the Indebtedness at any time after the Indebtedness or any part thereof, has not been paid when due (whether by acceleration or otherwise) or the Borrower has defaulted or otherwise failed to perform when due any of its obligations, covenants, representations or warranties to Standard Federal.

SECTION 2. LIABILITY OF GUARANTORS

2.1 The liability of Guarantors on this Guaranty shall not be contingent upon the exercise or enforcement by Standard Federal of whatever remedies it may have against the Borrower or others, or the enforcement of any lien or realization upon any security or collateral Standard Federal may at any time possess. Any one or more successive and/or concurrent actions may be brought hereon against the Guarantors (or any of them) either in the same action, if any, brought against Borrower or in separate actions, as often as Standard Federal, in it sole discretion, may deem advisable. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Standard Federal's right to proceed in any other form of action or proceeding or against other parties unless Standard Federal has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Standard Federal against Borrower under any document or instrument evidencing or securing the Indebtedness shall serve to diminish the liability of the Guarantors, except to the extent Standard Federal realizes payment by such action or proceeding, notwithstanding the affect of any such action or proceeding upon the Guarantors' right of subrogation against Borrower. Receipt by Standard Federal of payment or payments with knowledge of the breach of any provision with respect to any of the Indebtedness shall not, as to the Guarantors, be deemed a waiver of such breach. All rights, powers and remedies of Standard Federal hereunder and under any other agreement now or at any time hereafter in force between Standard Federal and the Guarantors shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Standard Federal by law.

2.2 Each Guarantor agrees that its liability hereunder is absolute and unconditional and that Standard Federal shall not be obligated (although it may do so at its sole option) before being entitled to direct recourse against any Guarantor to take any steps, whatsoever to preserve, protect, accept, perfect Standard Federal's interest in, foreclose upon or realize on collateral security, if any, for the payment of the Indebtedness or any other guaranty of the Indebtedness or



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in any other respect exercise any diligence whatever in collecting or attempting to collect the Indebtedness by any means.

2.3 The liability of the Guarantors shall in no way be affected or impaired by:
(a) any amendment, alteration, extension, renewal, waiver, indulgence or other modification of the Indebtedness; (b) any settlement or compromise in connection with the Indebtedness; (c) any subordination of payments under the Indebtedness to any other debt or claim; (d) any substitution, exchange, release or other disposition of all or any part of the Indebtedness; (e) any failure, delay, neglect, act or omission by Standard Federal to act in connection with the Indebtedness; (f) any advances for the purpose of performing any covenant of agreement of the Borrower, or curing any breach; (g) the filing by or against Borrower of bankruptcy, insolvency, reorganization or other debtor's relief afforded Borrower pursuant to the present or future provisions of the Bankruptcy Code or any other state or federal statute or by the decision of any court; or
(h) any other matter whether similar or dissimilar to the foregoing. The obligations of the Guarantors are unconditional, notwithstanding any defect in the genuineness, validity, regularity or enforceability of the Indebtedness or any other circumstances whether or not referred to herein, which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

2.4 Each of the Guarantors hereby waives each and every defense which, under principles of guaranty or suretyship law or otherwise, would otherwise operate to impair or diminish the liability of Guarantors hereunder, including, without limitation: (a) notice of acceptance of this Guaranty and of creations of Indebtedness of Borrower to Standard Federal; (b) any subrogation to the rights of Standard Federal against Borrower until the Indebtedness has been paid in full; (c) presentment and demand for payment of any Indebtedness of Borrower;
(d) protest, notice or protest, and notice of dishonor or default to the Guarantors or to any other party with respect to any of the Indebtedness; (e) all other notices to which the Guarantors might otherwise be entitled; (f) any demand for payment under this Guaranty; (g) any defense arising by reason of any disability or other defense of Borrower by reason of the cessation from any cause whatsoever of the liability of the Borrower; (h) any rights to extension, composition or otherwise under the Bankruptcy Code or any amendments thereof, or under any state or other federal statute; and (i) any right or claim or claim of right to cause a marshalling of Borrower's assets. No notice to or demand on the Guarantors shall be deemed to be a waiver of the obligation of the Guarantors or of the right of Standard Federal to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing nor shall any such waiver be applicable except in the specific instance for which given.

SECTION 3. WARRANTIES AND REPRESENTATIONS

3.1 Each Guarantor represents, warrants and covenants to Standard Federal that, as of the date of this Guaranty: the fair salable value of such Guarantor's assets exceeds its liabilities, including the liability undertaken pursuant to this Guaranty; any financial statements of such Guarantor furnished Standard Federal are true and correct and include in the footnotes thereto all contingent liabilities of such Guarantor: there are not now pending any material court or administrative proceedings or undischarged judgments against such Guarantor and no federal or


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state tax liens have been filed or threatened against such Guarantor, nor is such Guarantor in default or claimed default under any agreement for borrowed money.

3.2 Each Guarantor agrees to immediately give Standard Federal written notice of any material adverse change in its financial condition, including but not limited to litigation commenced, tax liens filed, default claimed under its indebtedness for borrowed money or bankruptcy proceedings commenced by or against such Guarantor. Each Guarantor agrees to deliver, timely to Standard Federal, annual financial statements for the preceding fiscal year; and at such reasonable times as Standard Federal requests to furnish its current financial statements to Standard Federal and permit Standard Federal or its representatives to inspect at such Guarantor's offices, its financial records and properties and make extracts therefrom in order to evaluate the financial condition of such Guarantor. The Guarantors are fully aware of the financial condition of the Borrower. The Guarantors deliver this Guaranty based solely upon their own independent investigation and in no part upon any representation or statement of Standard Federal with respect thereto. The Guarantors are in a position to and hereby assume full responsibility for obtaining any additional information concerning Borrower's financial condition as Guarantors may deem material to its obligations hereunder; and Guarantors are not relying upon nor expecting Standard Federal to furnish them any information in Standard Federal's possession concerning Borrower's financial condition.

SECTION 4. MISCELLANEOUS

4.1 This Guaranty shall inure to the benefit of Standard Federal and its successors and assigns, including each and every holder or owner of any of the indebtedness guaranteed hereby. In the event that there shall be more than one such holder or owner, this Guaranty shall be deemed a separate contract with each such holder and owner. In the event that any person other than Standard Federal shall become a holder or owner of any of the Indebtedness, each reference to Standard Federal hereunder shall be construed as if it referred to each such holder or owner.

4.2 This Guaranty shall be binding upon Guarantors and its successors and assigns. Guarantors agree that recourse may be had against their earnings and separate property for all of Guarantors' obligations under this Guaranty.

4.3 The liability of each Guarantor executing this Guaranty shall be joint and several and the term "Guarantor" shall mean each and all such Guarantors.

4.4 This Guaranty and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of Michigan.

4.5 THIS GUARANTY IS FREELY AND VOLUNTARILY GIVEN TO STANDARD FEDERAL BY GUARANTORS, JOINTLY AND SEVERALLY, WITHOUT ANY DURESS OR COERCION, AND AFTER GUARANTORS, JOINTLY AND SEVERALLY, HAVE EITHER CONSULTED WITH COUNSEL OR BEEN GIVEN AN OPPORTUNITY TO DO SO, AND GUARANTORS, JOINTLY AND SEVERALLY, HAVE CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS GUARANTY.

4.6 This Guaranty amends and restates in its entirety the Guaranty dated July 17, 1996 by McClain Industries, Inc. in favor of Standard Federal.



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         IN WITNESS WHEREOF, this Guaranty was executed and delivered by the undersigned on the day and year first above written.


                                        BORROWERS:

                                        MCCLAIN INDUSTRIES, INC., a Michigan
                                        corporation


                                        By:
----------------------------------          ------------------------------------
                                                 Mark S. Mikelait

                                                 Its:  Treasurer
                                                     ---------------------------

                                         38-1867649
                                        ----------------------------------------
                                        Taxpayer Identification Number

                                        MCCLAIN E-Z PACK INC., a Michigan
                                        corporation


                                        By:
----------------------------------          ------------------------------------
                                                 Mark S. Mikelait

                                                 Its:  Treasurer
                                                     ---------------------------

                                         38-3060202
                                        ----------------------------------------
                                        Taxpayer Identification Number




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


                                        MCCLAIN GALION, INC., a Michigan
                                        corporation


                                        By:
----------------------------------          ------------------------------------
                                                 Mark S. Mikelait

                                                 Its:  Treasurer
                                                     ---------------------------

                                         38-3060260
                                        ----------------------------------------
                                        Taxpayer Identification Number

                                        SHELBY STEEL PROCESSING COMPANY, a
                                        Michigan corporation


                                        By:
----------------------------------          ------------------------------------
                                                 Mark S. Mikelait

                                                 Its:  Treasurer
                                                     ---------------------------

                                         38-2205216
                                        ----------------------------------------
                                        Taxpayer Identification Number

                                        MCCLAIN TUBE COMPANY d/b/a QUALITY TUBE, a Michigan corporation


                                        By:
----------------------------------          ------------------------------------
                                                  Mark S. Mikelait

                                                  Its:  Treasurer
                                                      --------------------------

                                         38-3191647
                                        ----------------------------------------
                                        Taxpayer Identification Number

                                        MCCLAIN INTERNATIONAL FSC, a U.S. Virgin
                                        Islands corporation


                                        By:
----------------------------------          ------------------------------------
                                                  Kenneth D. McClain

                                                  Its:  President
                                                      --------------------------

                                        ----------------------------------------
                                        Taxpayer Identification Number



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                                        MCCLAIN SOUTHLAND CO, INC., a Florida
                                        corporation


                                        By:
----------------------------------          ------------------------------------
                                                  Mark S. Mikelait

                                                  Its:  Treasurer
                                                      --------------------------

                                         59-3241829
                                        ----------------------------------------
                                        Taxpayer Identification Number





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